Exhibit 10.1
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                     FIRST AMENDMENT TO EMPLOYMENT AGREEMENT
     This First Amendment to Employment Agreement (this "Amendment") is dated as of the 2nd day of April, 2008 by and between N-Viro International Corporation, a Delaware corporation (the "Company"), and Timothy R. Kasmoch ("Employee").

                                   WITNESSETH:

WHEREAS, the Company and Employee entered into an Employment Agreement, effective as of February 13, 2007 (the "Agreement") and desire to amend the Agreement to extend the term of the Agreement for an additional 2 years as set forth in this Amendment.

NOW, THEREFORE, the parties hereto, in consideration of the promises and premises set forth herein, agree as follows:

     1.     Amendment to Section 3.  Section 3 of the Agreement shall be deleted
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in its entirety and the following substituted in its place:

                    "Section  3.  Term  of Employment. The term of employment of
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               Employee  by  the Company pursuant to this  Employment  Agreement shall be for the period (the "Employment Period") commencing on February 13, 2007 (the "Commencement Date") and ending on February 12, 2011 or such earlier date that Employee's employment is terminated or later date that Employee's employment is extended in accordance with the provisions of this Employment Agreement (the "Termination Date"). So long as Employee is in full compliance with all of the terms and conditions of this Employment Agreement, Employee is not in default under or in breach of any of the covenants, agreements, representations or warranties set forth in this Employment Agreement and neither Employee nor the Company has delivered a Notice of Termination (as hereinafter defined) to the other at least ninety (90) days prior to expiration of the then-current Employment Period that the Employment Period shall not be extended, then this Employment Agreement and the Employment Period shall automatically be extended for additional successive one (1) year periods."

     2.     Reaffirmation; Limitation of Amendment.  Except as expressly
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modified herein, all of the terms and provisions of the Agreement shall remain in full force and effect.

     3.     Defined Terms.  Any capitalized terms used in this Amendment not
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otherwise defined shall have the meanings set forth in the Agreement.


                      Signature Page to Immediately Follow

IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the date first above written.


N-Viro International Corporation

By:         /s/  James H. Hartung
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Name:       James H. Hartung
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Title:     Chairman of the Board
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